                                                               EXHIBIT (a)(1)(P)


                             LETTER OF TRANSMITTAL


                   TO TENDER SHARES OF CLASS A COMMON STOCK
                                      OF

                       TRAVELERS PROPERTY CASUALTY CORP.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 23, 2000
                 THE SUPPLEMENT THERETO, DATED APRIL 4, 2000,
             AND THE SECOND SUPPLEMENT THERETO DATED APRIL 6, 2000

                                      BY

                      THE TRAVELERS INSURANCE GROUP INC.
                    AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                                CITIGROUP INC.
--------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
 CITY TIME, ON WEDNESDAY, APRIL 19, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                       The Depositary for the Offer is:

                                CITIBANK, N.A.


              By Mail:                By Overnight Courier Delivery:               By Hand:
          Citibank, N.A.                      Citibank, N.A.                    Citibank, N.A.
        Corporate Actions              Corporate Actions, Suite 4660       c/o Securities Transfer
           P.O. Box 2544                 525 Washington Boulevard        and Reporting Services Inc.
Jersey City, New Jersey 07303-2544   Jersey City, New Jersey 07303-2544   Attention: Corporate Actions
                                                                           100 William Street Galleria
                                                                            New York, New York 10038

                     Facsimile for Eligible Institutions:
                                 (201) 324-3284

                               ----------------
     DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS REVISED LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

----------------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)               SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                     ON SHARE CERTIFICATE(S))                               (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Total Number of         Number of
                                                                Share Certificate         Shares Evidenced by        Shares
                                                                    Number(s)*           Share Certificate(s)*     Tendered**
                                                              --------------------------------------------------------------------


                                                              --------------------------------------------------------------------


                                                              --------------------------------------------------------------------


                                                              --------------------------------------------------------------------
                                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------------------

* Need not be completed by stockholders delivering Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

[ ]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN.
     NUMBER OF SHARES LOST     . SEE INSTRUCTION 11.
                          ----
------------------------------------------------------------------------------

     This revised Letter of Transmittal is to be completed by stockholders of Travelers Property Casualty Corp. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC") pursuant to the procedures described under "THE TENDER OFFER--Section 3. Procedures for Tendering Shares" in the Offer to Purchase and the Second Supplement (each as defined below). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     STOCKHOLDERS WHO HAVE PREVIOUSLY TENDERED SHARES PURSUANT TO THE OFFER USING THE PREVIOUSLY CIRCULATED LETTER OF TRANSMITTAL OR NOTICE OF GUARANTEED DELIVERY AND WHO HAVE NOT PROPERLY WITHDRAWN SUCH SHARES HAVE VALIDLY TENDERED SUCH SHARES FOR PURPOSES OF THE OFFER, AS AMENDED, AND NEED NOT TAKE ANY FURTHER ACTION.

     Stockholders whose certificates evidencing Shares ("Certificates") are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined under "INTRODUCTION" in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER--Section 3. Procedures for Tendering Shares" in the Offer to Purchase and the Second Supplement. See Instruction 2.

[  ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES ARE BEING
     DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY:


     Name of Tendering Institution
                                   -------------------------------------------

     Account Number
                    ----------------------------------------------------------

     Transaction Code Number
                             -------------------------------------------------

[  ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES ARE BEING
     TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
     DEPOSITARY:

     Name(s) of Registered Holder(s)
                                     -----------------------------------------

     Window Ticket Number (if any)
                                   -------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                        ----------------------

     Name of Institution that Guaranteed Delivery
                                                 -----------------------------


   If delivery is by book-entry transfer, check box: [ ]

     Account Number
                    ----------------------------------------------------------

     Transaction Code Number
                             -------------------------------------------------

      SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to The Travelers Insurance Group Inc., a Connecticut corporation (the "Purchaser") and an indirect wholly owned subsidiary of Citigroup Inc., a Delaware corporation, all of the outstanding shares of Class A common stock, par value $.01 per share (the "Shares"), of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), at a purchase price of $41.95 per Share, net to the seller in cash (such amount, or any greater amount per Share paid pursuant to the Offer, being referred to herein as the "Offer Price"), without interest thereon, upon the terms and subject to the conditions set forth in this revised Letter of Transmittal (as amended or supplemented from time to time) and in the Offer to Purchase dated March 23, 2000 (the "Offer to Purchase"), the Supplement, dated April 4, 2000 (the "First Supplement") and the Second Supplement, dated April 6, 2000 (the "Second Supplement"), receipt of which are hereby acknowledged (which together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole, or from time to time in part, to one or more of its affiliates or subsidiaries, all or any portion of the issued and outstanding Shares tendered pursuant to the Offer or the right to purchase all or any portion of the issued and outstanding Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after March 22, 2000 (collectively, "Distributions")) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the Offer Price, (ii) present such Shares (and any and all Distributions) for registration transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Charles O. Prince, III, Katherine McG. Sullivan and any other designee of the Purchaser, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all of the Shares (and any and all Distributions) tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall, without further action, revoke all other powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent power of attorney or proxy shall be given or written consent executed (and if given or executed shall not be effective) by the undersigned with respect thereto. The undersigned understands and acknowledges that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser or the Purchaser's designees must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company's stockholders then scheduled.


     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the

Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred in this revised Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase and the Second Supplement under "THE TENDER OFFER--Section 3. Procedures for Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and/or return any Certificates evidencing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and mail such check and return Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Shares tendered hereby.

-------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares (less the amount of any federal income and backup withholding tax required to be withheld) accepted for payment is to be issued in the name of someone other than the undersigned, if Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: [ ] Check   [ ] Certificate(s) to:

Name:
      ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                     (SEE SUBSTITUTE FORM W-9 ON PAGE 11)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

Account Number:
                --------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."


Mail: [ ] Check   [ ] Certificate(s) to:

Name:
     -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------------------------------

               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                      (SEE SUBSTITUTE FORM W-9 ON PAGE 11)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    IMPORTANT

                             STOCKHOLDERS: SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 11)

X
-----------------------------------------------------------------------------

X
-----------------------------------------------------------------------------
                        SIGNATURE(S) OF STOCKHOLDER(S)



Dated                      , 2000.
     ---------------------

         (Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


Name(s)
       -----------------------------------------------------------------------
                                (PLEASE PRINT)

Name of Firm
             -----------------------------------------------------------------

Capacity (full title)
                      --------------------------------------------------------
                                   (SEE INSTRUCTION 5)

Address
        ----------------------------------------------------------------------


------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number
                               -----------------------------------------------

Taxpayer Identification or Social Security Number
                                                  ----------------------------
                                       (SEE SUBSTITUTE FORM W-9 ON PAGE 11)

                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY.
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.


Authorized Signature(s)
                        ------------------------------------------------------

Name
     -------------------------------------------------------------------------

Name of Firm
             -----------------------------------------------------------------

Address
        ----------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number
                               -----------------------------------------------

Dated                      , 2000
     ---------------------

------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. All signatures on this revised Letter of Transmittal must be guaranteed by a firm that is a member of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This revised Letter of Transmittal is to be used either if certificates representing Shares are to be forwarded herewith to the Depositary or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "THE TENDER OFFER--Section 3. Procedures for Tendering Shares" in the Offer to Purchase. Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares delivered by book-entry as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined under "THE TENDER OFFER--Section 1. Terms of the Offer; Expiration Date" in the Offer to Purchase). If certificates representing Shares are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose certificates representing Shares are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedure on a timely basis may tender their Shares pursuant to the guaranteed delivery procedures described under "THE TENDER OFFER--Section 3. Procedures for Tendering Shares" in the Offer to Purchase and the Second Supplement. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date and (iii) the certificates evidencing all physically delivered Shares in proper form for transfer by delivery (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "THE TENDER OFFER--Section 3. Procedures for Tendering Shares" in the Offer to Purchase and the Second Supplement.

     THE METHOD OF DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL, THE CERTIFICATES (REPRESENTING SHARES) AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of Shares evidenced by such certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer.) If fewer than all the Shares evidenced by any certificate submitted to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the old certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse side hereof, as soon as practicable after the Expiration Date. All Shares evidenced by the Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this revised Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the names(s) as written on the face of the Certificate(s) evidencing such Shares without alternation, enlargement or any change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this revised Letter of Transmittal.

     If any Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this revised Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificates(s). Signatures on such Certificates and stock powers must be guaranteed by an Eligible Institution.

     If this revised Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this revised Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), or if Certificate(s) evidencing tendered shares are registered in the name of the person other than the person(s) signing this revised Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes or exemption therefrom is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this revised Letter of Transmittal or if such check or any such Certificate is to be sent and/or any Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this revised Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Delivery Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

     8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, this revised Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or Dealer Manager or from brokers, dealers, commercial banks or trust companies.

     9. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase and subject to the terms of the Merger Agreement, the Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

     10. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on a Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the "Certification" box on Substitute Form W-9, unless such stockholder has since been notified that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Depositary will be required to withhold 31% of all payments made for surrendered shares except that if the Depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering stockholder.

     11. Lost, Destroyed or Stolen Share Certificates. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box in the box entitled "Description of Shares Tendered" and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

     12. Non-United States Holders. Non-United States holders must submit a completed IRS Form W-8 or Form W-8BEN to avoid backup withholding. IRS Form W-8 or Form W-8BEN may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

     IMPORTANT: THIS REVISED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a stockholder surrendering Certificates must, unless an exemption applies, provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, the stockholder's TIN is the stockholder's social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the stockholder (or other payee) may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must complete an IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. Such forms can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her advisor as to such stockholder's qualification for exemption from backup withholding and, the procedure for obtaining such exemption.

     If federal backup withholding applies, the Depositary is required to withhold 31% of any payment made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.


PURPOSE OF SUBSTITUTE FORM W-9

     To prevent federal backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (i) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (ii) the stockholder is not subject to backup withholding because (a) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (b) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding.


WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of the Shares tendered hereby. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will be required to withhold 31% of all payments made for surrendered Shares except that if the Depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering stockholder.

----------------------------------------------------------------------------------------------------------------------------------
                                                 PAYER'S NAME: CITIBANK, N.A.
----------------------------------------------------------------------------------------------------------------------------------
                                                PART I--PLEASE PROVIDE YOUR TIN IN         -----------------------------------
                                                THE BOX AT RIGHT AND CERTIFY                   Social Security Number
SUBSTITUTE                                      BY SIGNING AND DATING BELOW
 FORM                                                                                      OR
 W-9                                                                                           -----------------------------
 Department                                                                                     Employer Identification No.
 of the                                                                                    (If awaiting TIN write "Applied For")
 Treasury                                      -----------------------------------------------------------------------------------
 Internal                                      PART II--For payees NOT subject to backup withholding, see the enclosed
 Revenue                                       Guidelines for Certification of Taxpayer Identification Number on Substitute
 Service                                       Form W-9 and complete as instructed therein.

                                               PART III--Awaiting TIN  [ ]

 PAYER'S                                       CERTIFICATION--Under penalties of perjury, I certify that:
 REQUEST FOR
 TAXPAYER                                      (1)  The number shown on this form is my correct Taxpayer Identification Number
 IDENTIFICATION                                     (or I am waiting for a number to be issued to me);
 NUMBER
 ("TIN")                                       (2)  I am not subject to backup withholding because either (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                                    Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                                               (3)  Any information provided on this form is true, correct and complete.

                                               -----------------------------------------------------------------------------------
                                               CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                                               Guidelines.)
                                               ----------------------------------------------------------------------------------
                                               THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                                               THIS DOCUMENT OTHER THAN THE CERTIFICATES REQUIRED TO AVOID BACKUP WITHHOLDING.
---------------------------------------------------------------------------------------------------------------------------------

Signature:                                                                          Date:                                 , 2000
          -----------------------------------------------------------------------        --------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.


Signature:                                     Date:                     , 2000
          ----------------------------------         -------------------
------------------------------------------------------------------------------

     Questions and requests for assistance or additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, this revised Letter of Transmittal and other Offer materials may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers as set forth below:
                             --------------------
                    The Information Agent for the Offer is:

                             [INNISFREE LOGO OMITTED]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                  Telephone: (212) 750-5833 (call collect) or

                         Call Toll Free: (888) 750-5835

                             --------------------
                      The Dealer Manager for the Offer is:



                             SALOMON SMITH BARNEY
                             388 Greenwich Street
                           New York, New York 10013
                         Call Toll-Free 1-800-996-7920